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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2005

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   Delaware                    0-21352                         31-1177192
-----------------        ---------------------           ----------------------
(STATE OR OTHER          (COMMISSION FILE NO.)                (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Applied Innovation Inc. (the "Company") and Michael P. Keegan, the Company's former Executive Vice President and Chief Operating Officer, have entered into a separation agreement and release of all claims (the "Separation Arrangement"), which became enforceable on March 8, 2005.

      Under the terms of the Separation Arrangement, Mr. Keegan will be reimbursed for COBRA expenses incurred for 6 months beginning on January 31, 2005, in exchange for a release of any claims against the Company. As previously disclosed in the Company's Form 8-K, filed on February 2, 2005, Mr. Keegan is also being paid 6 months severance under his Employment Agreement, dated February 23, 2004, as amended by the Letter Agreement, dated January 24, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) EXHIBITS.

          Exhibit No.                        Description

            10.1 Separation Agreement and Release of All Claims between the Company and Michael P. Keegan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                APPLIED INNOVATION INC.

Date:  March 11, 2005       By: /s/ Andrew J. Dosch
                                --------------------------------------------
                                Andrew J. Dosch, Vice President, Chief Financial Officer and Treasurer

                                       2
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                                  EXHIBIT INDEX

 Exhibit No.                          Description

  10.1 Separation Agreement and Release of All Claims between the Company and Michael P. Keegan.